CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Registration Statement on Form S-1 of our report dated January 4, 2010, relating to the consolidated financial statements of Global Condiments, Inc., appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading “Experts” in such Prospectus.

/s/  LBB & Associates Ltd., LLP

LBB & Associates Ltd., LLP
Houston, Texas
January 4, 2010